ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Prospectus

Share Class	Ticker	Cusip #
Class A	AAAXX	049452105
Class I	AAIXX	049452204
Class P	AAPXX	049452303

Prospectus Date: July 18, 2025

This Prospectus provides important information about the Atlas U.S. Government Money Market Fund, Inc. (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment in the Fund is intended for residents of Puerto Rico. If an investor is not a resident of Puerto Rico, his or her tax consequences related to investments in the Fund will be significantly different from other mutual funds. You may find further information with respect to taxation in the “Tax Information” section of this Prospectus.

This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents

Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	2
Performance	3
Investment Adviser	3
Portfolio Manager	3
Purchase and Sale of Fund Shares	3
Tax Information	4
Financial Intermediary Compensation	4

Additional Information About Principal Investment Strategies and Risks	4
Investment Objective and Strategy	4
Risk Factors	5
Portfolio Holdings	7

Management of the Fund	7
Investment Adviser	7
Portfolio Manager	8
Legal Proceedings	8
Restrictions on Transfer	8

Shareholders’ Guide	8
Pricing of Fund Shares	9
Purchase	9

Redemption of Fund Shares	11
Redeeming Shares	11

Dividends and Distributions	12

Tax Consequences	12
Puerto Rico Taxation	13
United States Taxation	15

Distribution Arrangements	17

Additional Information	18
Performance	18
Financial Highlights	18

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Share Class	Ticker	Cusip
Class A Shares	AAAXX	049452105
Class I Shares	AAIXX	049452204
Class P Shares	AAPXX	049452303

Investment Objective

The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Each share class has different expenses but represents an investment in the same Fund. More information about these expenses, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchase” section of this Prospectus and in the Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class I	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.25%	None	0.55%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	0.78%	0.53%	1.08%

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund and for Class A shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$80	$249
Class I Shares	$54	$170
Class P Shares	$110	$343

The example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown above.

Principal Investment Strategies of the Fund

The Fund pursues its investment strategy by constructing a portfolio of securities as described below. The Fund relies on the professional judgment of Atlas Asset Management, LLC (the “Adviser”) to make decisions about the Fund’s portfolio investments.

The Fund invests directly and indirectly in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) is invested in U.S. government securities and/or repurchase agreements that are collateralized fully by U.S. government securities. The Fund may also hold cash.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by government securities. Government money market funds are not required to adopt a liquidity fee framework. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Tax Consequences” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RICs”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). The Fund will not qualify as a RIC and non-Puerto Rico Investors may suffer adverse consequences as a result.

Principal Risks of Investing in the Fund

An investment in the Fund entails risks, and you may lose money by investing in the Fund. The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Adviser’s strategy will achieve its intended results or that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per shares, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support for the Fund at any time, including during periods of market stress.

The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this Prospectus.

●	Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Fixed-Income Securities Risk. When the Fund invests in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter term securities. Other risk factors include credit risk (the debtor may default) These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

○	Credit Risk. The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

○	Interest Rate Risk. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed-income securities that have the ability to be prepaid or called by the issuer may be extended.

●	Investment and Market Risk. The prices of, and the income generated by, the bonds, and other securities held by the Fund may decline, sometimes rapidly or unpredictably, due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; currency exchange rate, interest rate and commodity price fluctuations; market disruptions caused by local or regional events such as war, acts of terrorism, natural disasters, climate-change or climate-related events, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

●	Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analysis employed by the Adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

●	Money Market Risk. The SEC has adopted amendments to the rules that govern money market funds. These amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the share price could fall below $1.00. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

●	Net Asset Value Risk. The Fund may not be able to maintain a stable NAV. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable NAV.

●	Repurchase Agreements Risk. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

●	U.S. Government Securities Risk. Securities backed by the U.S. Treasury, or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Performance

Because the Fund is a new fund that does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Updated performance information is available at no cost by visiting https://www.atlas-am.com or calling 1 (855) 969-8440.

Management

Investment Adviser

Atlas Asset Management LLC is the investment adviser of the Fund.

Portfolio Manager

Paul Hopgood, President of the Adviser, has been the portfolio manager of the Fund since its inception.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the Fund’s shares.

Purchase and Sale of Fund Shares

The Fund offers three classes of shares of common stock: Class A, Class I and Class P, each with different charges and expenses (the “Shares”). You should discuss purchase options with your financial consultant to determine which class of Shares represents the best investment option for your particular situation. Shares may not be available for purchase in all states. More information is available in the SAI.

This section provides information to assist you in buying, exchanging, and redeeming shares of each class of the Fund. You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order, plus any applicable sales load in the case of Class A shares. A contingent deferred sales charge may apply at the time you sell certain Shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. Please read the entire Prospectus carefully before buying shares of the Fund.

The minimum initial investment for Class A, Class I and Class P Shares is $2,500, $10,000 and $500, respectively. There is no minimum subsequent investment for any share class. The Fund and the Adviser each reserve the right to waive or modify the initial and subsequent investment requirements at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Shares may be purchased through the Northern Lights Distributors, LLC (the “Distributor”). Subscriptions for Shares must be made through any securities dealers that have entered into dealer agreements with the Fund or the Distributor, or through the Fund’s transfer agent, Ultimus. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to Atlas U.S. Government Money Market Fund, Inc. c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707 or you may call (855) 969-8440 for assistance.

Tax Information

The Fund intends to make distributions that may be taxed as a preferential tax to be withheld at source rather than the regular tax on ordinary income. Puerto Rico residents and entities may be exempt from Puerto Rico regular income tax and alternative minimum tax on certain eligible distributions. A portion of the Fund’s distribution may be subject to regular Puerto Rico tax rates.

●	Dividends received by Puerto Rico individuals and Puerto Rico entities that qualify as Exempt Dividends (each as defined herein) will be exempt from Puerto Rico regular income tax and alternative minimum tax. See “Tax Consequences” beginning on page 12.

●	Taxable Dividends (as defined herein) received by Puerto Rico individuals, estates and trusts will be subject to a 15% preferential tax to be withheld at source rather than to the regular tax on ordinary income. See “Tax Consequences” beginning on page 12.

●	Investments in the Fund by individuals who acquired their U.S. citizenship by reason of their birth or residence in Puerto Rico and who are domiciled in Puerto Rico at the time of death are not subject to Puerto Rico or U.S. estate taxes.

Gain on the sale or redemption of Fund shares held for more than one year is subject to special tax rates for Puerto Rico individuals and Puerto Rico entities.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Principal Investment Strategies and Risks

Investment Objective and Strategy

The Fund pursues its investment strategy by constructing a portfolio of securities as described below. The Fund relies on the professional judgment of the Adviser to make decisions about the Fund’s portfolio investments.

The Fund invests directly and indirectly in a portfolio of U.S. Treasury and government securities maturing in 397 days or less and repurchase agreements collateralized fully by U.S. Treasury and government securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) is invested in U.S. government securities and/or repurchase agreements that are collateralized fully by U.S. government securities. This investment policy is not fundamental and may be changed upon 60 days’ notice to shareholders. The Fund may also hold cash.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by Freddie Mac, Fannie Mae, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by Ginnie Mae. Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7. The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully by government securities. Government money market funds are not required to adopt a liquidity fee framework. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

For a more complete description of which securities the Fund can invest in and securities ratings, see the SAI.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, that may be deemed illiquid by the Adviser.

Risk Factors

The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time.

You can lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per shares, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support for the Fund at any time, including during periods of market stress.

The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

●	Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

●	Fixed-Income Securities Risks. The Fund invests in a variety of fixed-income securities, which are subject to certain risks, as described below.

○	Credit Risk. The credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

○	Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall.

●	Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks because the Fund invests in fixed-income securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

For example, the COVID-19 global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. COVID-19 negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Any such impact from a similar worldwide outbreak could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests. During an outbreak, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Shares should not view the Fund as a vehicle for trading purposes.

●	Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

●	Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

●	Money Market Risk. The SEC has adopted amendments to the rules that govern money market funds. These amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the share price could fall below $1.00. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

●	Net Asset Value Risk. The Fund may not be able to maintain a stable NAV. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable NAV.

●	Repurchase Agreement Risk. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, that authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The Puerto Rico Treasury Department (“PRTD”) could take the position that this type of arrangement should be viewed as a transfer of ownership of the underlying security and that Puerto Rico courts could agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax-Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Tax Consequences” - Taxation of Puerto Rico Investors” on page 12 of this Prospectus.

●	U.S. Government Securities Risk. Securities backed by the U.S. Treasury, or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

The following are non-principal risks of investing in the Fund.

●	Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, custodian, transfer agent, Distributor and other service providers and the financial intermediaries of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches, or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyberattacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures, or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement, or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value.

An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling (855) 969-8440.

Management of the Fund

The Fund’s Board of Directors (the “Board”) has the overall responsibility for the management of the Fund.

Investment Adviser

Atlas Asset Management, LLC, a Puerto Rico limited liability company registered as an investment adviser with the SEC and Office of the Commissioner, is the adviser of the Fund. The Adviser’s address is Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968 and its telephone number is (787) 781-1301. As of July 1, 2025, the Adviser had approximately $387,336,573 in assets under management.

The Adviser provides the Fund with investment advisory and management services, subject to the control and oversight of the Board of Directors and the officers of the Fund. As the investment adviser, the Adviser is responsible for choosing the Fund’s investments and handling its business affairs. The Adviser offers money management and investment services to institutional clients in Puerto Rico.

As compensation for advisory services to the Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.20% of the total assets under management of the Fund, which refers to the average daily gross assets of the Fund plus the proceeds from borrowings from banks or through repurchase agreements for leverage (but not including borrowings for temporary, emergency, or defensive purposes). For purposes of this calculation, total assets are determined at the end of each month on the basis of the average total assets of the Fund for each business day during the month. The fee is paid monthly.

The Adviser has voluntarily agreed to waive a portion of the Management Fees for the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s first Form N-CSR, which will be available on the SEC’s website at http://www.sec.gov.

Unless earlier terminated, the investment advisory agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The investment advisory agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors.

The Adviser has contractually agreed to reduce the Fund’s fees and/or to make payments to limit Fund expenses until at least January 31, 2027 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.75% of the average daily gross assets for Class A Shares, 1.50% of the average daily gross assets for Class I Shares, and 2.05% of the average daily gross assets for Class P Shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Administrator

Ultimus Fund Solutions LLC (“Ultimus”) acts as administrator to the Fund. Pursuant to an Administration Agreement with the Fund, Ultimus, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s NAV and net income. As compensation for its administration services to the Fund, Ultimus will receive an administration fee (which is indirectly paid entirely by the Fund’s shareholders) of the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services, payable monthly.

Portfolio Manager

Paul Hopgood, President of the Adviser, has been a Portfolio Manager of the Fund since its inception and founded the Adviser in September 2014. Mr. Hopgood provides investment advice to individual and institutional investors based on strong macro-economic analytics with an emphasis in minimizing unsystematic risks. Prior to founding the Adviser, Mr. Hopgood was the Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003 through 2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Legal Proceedings

The Fund is not a party to any legal proceeding as of the date hereof.

Restrictions on Transfer

The Shares are generally not transferable except in special circumstances by operation of law and may not be generally disposed of, except through redemption as set forth herein. The Distributor and the Transfer Agent (as defined below) have implemented various procedures to verify periodically any Shareholder’s residence on behalf of the Fund, and based on information provided by any such Shareholder, have an obligation to inform the Fund of such Shareholder who ceases to be a resident of Puerto Rico and to provide the Fund with such additional information as required for compliance with the regulations issued by the U.S. Department of the Treasury and the Internal Revenue Service (“IRS”) on January 17, 2013 (the “FATCA Regulations”).

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the FATCA Regulations, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements. Any investor that fails to provide in a timely manner the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

Shareholders’ Guide

The Fund offers three classes of Shares in order to meet the needs of various types of investors.

Class A Shares: Class A Shares are offered to individual investors through the Northern Lights Distributors LLC (the “Distributor”), securities dealers that have entered into dealer agreement with the Fund (“Selected Dealers”) or directly from the Fund. Class A Shares pay up to 0.25% of net assets to the Distributor or Selected Dealers for the provision of distribution services and/or shareholder services on behalf of their clients. The investment minimum for Class A shares is $2,500.

Class I Shares: Class I Shares are offered for institutional and individual investors through the Distributor, Selected Dealers or directly from the Fund. Class I Shares do not pay a for the provision of distribution services and/or shareholder services to the Distributor or Selected Dealers. The investment minimum for Class I shares is $10,000.

Class P Shares: Class P shares are offered to individual investors through the Distributor or Selected Dealers. Class P Shares pay up to 0.55% of net assets to the Distributor or Selected Dealers for the provision of distribution services and/or shareholder services on behalf of their clients. The investment minimum for Class P shares is $500. To permit the Fund to invest the net proceeds from the sale of its Shares in an orderly manner, the Fund may, from time to time, suspend the sale of its Shares. A suspension of issuances of Shares could result in the acceleration of certain debt obligations of the Fund. Payment of such obligations could decrease the assets of the Fund.

You should consult with the Distributor or Selected Dealer for additional information on whether the Shares are an appropriate investment choice. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase or redeem Shares, contact your financial intermediary.

Pricing of Fund Shares

The per share NAV for each class is computed by dividing the total value of all assets (including interest accrued but not yet received) less all liabilities (including borrowings and accrued interest thereon and other accrued expenses), by the total number of outstanding Shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day that the NYSE is open (“business day”). Shares will not be priced on the days on which the NYSE is closed for trading. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed, and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents. The price you pay to sell Shares to the Fund is also the NAV. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Board. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated price supplied by a pricing service that is intended to reflect market value. The evaluated price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the Board’s policies and procedures. Such events include but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security.

Because the Fund operates as a money market fund and seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. If the Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), the Fund may reduce the number of shares outstanding on a pro rata basis through a reverse distribution mechanism (“RDM”) to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the Fund’s organizational documents and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. Alternatively, if the Fund has a negative interest rate event and/or the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, the Board has the right to discontinue the use of a stable NAV of $1.00 per share and establish a fluctuating NAV per share rounded to four decimal places. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would observe a stable share price but a declining number of shares for their investment. If the Fund converts to a fluctuating NAV under these circumstances, the Fund’s losses will be reflected through a declining share price. The Fund will notify shareholders of any such change. Shareholders should discuss any tax implications of implementing an RDM or converting to a fluctuating NAV with their tax adviser.

Purchase

You may purchase or redeem Fund shares on any day that the NYSE is open for trading by written request via mail (Atlas U.S. Government Money Market Fund, Inc. c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by wire transfer, or through a financial intermediary.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund toll-free at 1 (855) 969-8440 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire.

The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on the first day of each month into your established Fund account. Please contact the Fund toll-free at 1(855) 969-8440 for more information about the Fund’s Automatic Investment Plan.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify, or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Note: Ultimus, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV (plus applicable shares charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund and share class;

●	the dollar amount of shares to be purchased;

●	a completed purchase application or investment stub; and

●	check payable to “Atlas U.S. Government Money Market Fund, Inc.”

Good order means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees); and is accompanied by sufficient purchase proceeds. An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

All purchases, redemptions, or other account activity must be processed through your financial intermediary. Your financial intermediary is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary and its customers. The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Investors may be charged a fee if they affect transactions through an intermediary, broker, or agent. The Distributor or the Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after acceptance by the authorized broker, or that broker’s designee.

Choosing a Share Class

Class A Shares, Class I Shares and Class P Shares are offered by this Prospectus. The Fund offers the referenced classes of Shares in order to meet the needs of various types of investors.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a Share class, you should consider:

●	how much you plan to invest;

●	how long you expect to own the shares;

●	the expenses paid by each class share; and

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

	Class A	Class I	Class P
Management Fee	0.20%	0.20%	0.20%
Administration and Transfer Agency fees	0.08%	0.08%	0.08%
Minimum initial investment	$2,500	$10,000	$500
Maximum purchase	None	None	None
Minimum aggregate account balance	None	None	None
12b-1 fee	0.25%	None	0.55%

Redemption of Fund Shares

Redeeming Shares

The Fund typically expects that it will take one business day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

The Fund reserves the right to redeem all Class A Shares, Class I Shares and Class P Shares if the net assets of such class of common stock are less than $15 million. For a detailed description of this right, refer to the “Principal Investment Risks—Optional Redemption” section of the SAI.

Redemptions, like purchases, may generally be effected through the Distributor, or a Selected Dealer or other intermediaries, or through the Transfer Agent in the case of direct ownership, and a processing or service fee may be charged in connection with the redemption of Shares.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts or other qualified plan account have a current account value of at least $25,000, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on the first day of each month into your established bank account. Please contact the Fund toll-free at 1(855) 969-8440 for more information about the Systematic Withdrawal Plan.

Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds to be sent to a person, bank or an address other than that of record or paid to someone other than the records owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the relevant Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption that is transmitted to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Dividends and Distributions

The Fund intends to declare and distribute monthly dividends of substantially all of its net investment income. All dividends declared and distributed by the Fund will be reinvested automatically in additional Shares of the Fund unless a shareholder elects to receive cash.

All dividends on the Class A, Class I and Class P Shares of the Fund are reinvested automatically in full and fractional shares of Class A, Class I and Class P common stock, respectively, at the NAV per Share next determined after the declaration of such dividend or distribution (the “Automatic Dividend Reinvestment Plan”). Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund’s Automatic Dividend Reinvestment Plan.

A shareholder may elect, during the period commencing on the first business day following the payment of dividends on each calendar month and ending on the last business day of each calendar month, to have dividends and capital gain distributions paid in cash, rather than reinvested pursuant to the Fund’s Automatic Dividend Reinvestment Plan. Shareholders can make this election through a broker or by written notice to the Fund. If shareholders elect to receive cash distributions, cash payments will be mailed or deposited directly to the shareholder’s bank account on or about the payment date.

Shares acquired through the Fund’s Automatic Dividend Reinvestment Plan are not subject to an initial sales charge or to any redemption fees or contingent deferred sales charges upon redemption.

Distributions of Taxable Dividends, whether automatically reinvested or paid in cash, will be paid to shareholders net of the applicable withholding tax. The automatic reinvestment of dividends and distributions will not relieve participants of any Puerto Rico income tax that may be payable (or required to be withheld) on such dividends or distributions.

Tax Consequences

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain Puerto Rico and federal income tax consequences of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the local and federal tax consequences of your investment.

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”), the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”), and the administrative pronouncements issued by the PRTD; the Puerto Rico Municipal Property Tax Act of 1991, as amended (the “MPTA”) and the regulations promulgated thereunder; the Municipal License Tax Act, as amended (the “MLTA”) and the regulations promulgated thereunder; and the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”).

The U.S. federal tax discussion is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the regulations promulgated thereunder (the “Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion assumes that (i) the investors will be (a) individuals who for the entire taxable year (including the taxable year during which the Shares are acquired) are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code, (the “Puerto Rico Individuals”), (b) corporations or other entities subject to Puerto Rico income tax as corporations organized under the laws of Puerto Rico, other than corporations or any such entity subject to a special tax regime under the Puerto Rico Code (the “Puerto Rico Entities”) and (c) trusts, the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals, as described above (the “PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”), (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the Code including, without limitation, the provisions of the Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies,” and (iv) for each taxable year the Fund will meet the 90% Distribution Requirement (as defined below).

The Fund may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts, and entities that are not Puerto Rico Entities. These persons are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they reside or are organized. In addition, if a shareholder of the Fund that was a Puerto Rico Individual, PR Trust or Puerto Rico Entity changes his, her or its tax status (for example, if a Puerto Rico Individual changes his or her principal place of residency to the United States) then such shareholder is urged to consult his, her or its own tax advisors with respect to the tax implications of such change in tax status.

The Fund will not qualify as a regulated investment company under Subchapter M of the U.S. Code. Instead, the Fund will be subject to taxation under the laws of Puerto Rico. In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both.

Generally, an individual is a bona fide resident of Puerto Rico under the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the United States or a foreign country. Prospective investors should consult their tax advisers as to whether they qualify as “bona fide residents of Puerto Rico” under the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

The statements herein are not binding on the Treasury Department, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the positions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation

Taxation of the Fund

Income Taxes. The Fund should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund is not required to consider capital gains and losses. The Fund intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.

Property Taxes. The Fund will be subject to personal property taxes under the MPTA. However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non-Puerto Rico corporations, partnerships or companies held by the Fund will be exempt from personal property taxes under the MPTA.

Municipal License Taxes. The Fund is exempt from municipal license taxes.

Taxation of Puerto Rico Investors

Income Taxes. The Fund may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Fund’s gross income for purposes of the Puerto Rico Code, other than gains from the sale or exchange of property (the “Taxable Dividends”), (ii) income that is excluded from the Fund’s gross income (the “Tax Exempt Dividends”), or (iii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends and the Tax Exempt Dividends, the “Dividends”).

Interest and Other Expenses. In computing the earnings and profits from which the Fund may make distributions of Taxable Dividends and Tax-Exempt Dividends, the Fund must allocate its accrued interest and other accrued expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax-exempt income to total gross income, respectively. As a result of this allocation, there is an increase in the ratio of Taxable Dividends to Tax Exempt Dividends.

Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% income withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable, the Taxable Dividends may be subject to an additional 9% tax.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.

The Puerto Rico Code provides that a Puerto Rico individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Shares of the Fund, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by the Fund and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax, except that the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Shares through dealers will depend on the dealer’s policies and its arrangements with the Distributor. Puerto Rico individuals and Puerto Rico trusts that purchase Shares through dealers should consult with the dealer with respect to its withholding policy or such agreements.

Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.

Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “special partnerships,” “partnerships,” “corporations of individuals,” life insurance companies, mutual insurance companies and non-mutual insurance companies under the Puerto Rico Code.

Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.

Impact of Repurchase Agreements on Tax Exempt Dividends. The Fund intends to borrow money by entering into repurchase agreements, pursuant to which the Fund will sell securities, subject to the purchaser’s and the Fund’s agreement to respectively sell and purchase the securities or identical securities, on a future date. The repurchase price of the securities will be equal to the initial sales price of the securities, plus an amount equal to the interest accrued from the date of sale to the date of repurchase of the securities. The repurchase agreements will generally grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. Generally, the securities that will be sold by the Fund pursuant to the repurchase agreements will consist of obligations of the United States government, municipal securities, and other securities, the interest from which is exempt from Puerto Rico income tax.

Repurchase agreements are generally treated as collateralized loans for Puerto Rico income tax purposes. Thus, the tax-exempt interest of the securities purportedly sold to the purchaser constitutes tax exempt income of the Fund. However, repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the PRTD. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax-Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends. If Taxable Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts will be subject to the 15% Withholding Tax on such portion of the Tax Exempt Dividends, and, because of the 85% dividend received deduction of the Puerto Rico Code, the Puerto Rico Entities will be subject to a maximum effective income tax rate of 5.625% when the maximum regular corporate income tax rate pursuant to Act No. 257-2018 is 37.5%. On the other hand, if Capital Gains Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts, and the Puerto Rico Entities will be subject to the 15% and 20% maximum income tax, respectively.

Distributions of Principal. Distributions made by the Fund during a taxable year will be treated as Dividends to the extent that for such year the Fund has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax-free return of capital to the Puerto Rico Investor, to the extent of such investor’s tax basis in his/her/its Shares. If such distributions exceed the Puerto Rico Investor’s tax basis in the Shares, the excess will be treated as a gain derived from the sale, exchange, or other disposition of the Shares. If the Shares have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long-term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Shares of the Fund.

Sale, Exchange, or Other Disposition of the Shares. Gains realized from the sale, exchange or other disposition of Shares which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15%, in the case of Puerto Rico Individuals and PR Trusts and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the gain derived by Puerto Rico Individuals or PR Trusts may be subject to an additional 9% tax.

Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.

Losses during a taxable year from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange, or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 80% of the net capital gains derived during the particular taxable year. Puerto Rico Individuals may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and (b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided, however, that the deduction may not exceed 80% of such capital gains.

Redemption of Shares. The partial or total redemption of Shares is generally treated as a sale or exchange of Shares unless the redemption is “essentially equivalent to a dividend.” If a redemption of Shares is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of the Fund’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro-rata redemptions of Shares are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a shareholder’s interest are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.

Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Shares by a Puerto Rico Individual.

Municipal License Taxes. Distributions made to Puerto Rico Entities are subject to a municipal license tax of up to 1.5% in the case of Puerto Rico Entities engaged in a financial business, and up to 0.5% in the case of Puerto Rico Entities engaged in a non-financial business, as defined in the MLTA. Distributions to Puerto Rico Individuals are not subject to municipal license tax.

Property Taxes. The Shares are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.

United States Taxation

Taxation of the Fund

Based on certain representations made by the Fund and the Adviser, the Fund will be treated under the U.S. Code as a foreign corporation not engaged in a U.S. trade or business. As a foreign corporation not engaged in a U.S. trade or business, the Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of personal property (except for gains from the disposition of a “United States Real Property Interest,” as defined in section 897 of the U.S. Code). The Fund is, however, subject to a U.S. federal income tax of 30% federal income tax on certain types of income from sources within the U.S., such as dividends and interest. Nevertheless, interest income derived from sources within the U.S. that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividend income from sources within the U.S. may qualify for a reduced 10% tax rate if certain conditions are met.

It is possible that the IRS or the courts could conclude that the Fund is engaged in business in the U.S. If that were to be the case, the Fund’s net income effectively connected with its U.S. trade or business would be subject to U.S. federal corporate income tax and to a 30% branch profit tax on its effectively connected earnings profits (on a “deemed repatriated” basis).

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) be made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”) unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable.

U.S. Code Regulations treat the Fund as a NFFE. The Fund is required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors are required to disclose such information to the IRS. However, the Fund is treated as a direct reporting NFFE, and, as such, is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax.

By making an investment in Shares, each Puerto Rico Investor agrees to provide all information and certifications necessary to its broker/dealer or financial intermediary to enable the Fund to comply with these requirements (such as lease agreements, property deeds, utility bills, business registration documents, employment records, or income tax returns). In addition, any Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such Puerto Rico Investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under U.S. Code Section 933, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to United States income taxation.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. Additionally, the Fund has certain rules pursuant to which the voting rights of a Puerto Rico Investor may be suspended. As a result, a Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares or because of the suspension of the voting rights of other Puerto Rico Investors of the Fund. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Regulations under Section 937(b) of the Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Regulations, the guidance offered therein, and the Fund’s representation that at least 20% of the Fund’s assets will be invested solely in securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac representing an interest in or guaranteed by mortgages on real property located in Puerto Rico, it is more likely than not that the Fund will not be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the views presented here. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the U.S. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. As previously stated, it is more likely than not that dividends distributed by the Fund to Puerto Rico corporations will constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico corporations not engaged in a U.S. trade or business will not be subject to U.S. taxation on dividends received from the Fund. It is more likely than not that dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange, or Disposition of Shares. Gain, if any, from the sale, exchange, or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec.1.1291-1(f) states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions if they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares; provided that the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the IRS, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual or such Puerto Rico Entity has the obligation to file a United States federal income tax return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

Distribution Arrangements

The Fund is distributed by the Distributor, a registered securities broker-dealer and member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

Pursuant to a Distribution Agreement (the “Distribution Agreement”), the Distributor has agreed to use reasonable efforts to sell the Shares on behalf of the Fund. Shares of the Fund are offered on a continuous basis. Pursuant to the Distribution Agreement, the Fund pays the Distributor a monthly fee for the sale and distribution and/or shareholder servicing of the Shares for which the Distributor is the holder of record (commonly known as “12b-1 fees”) based on the average daily net assets of the Fund (excluding the proceeds of leverage), at the following annual rates:

Class	12b-1 Fee
Class A Shares	0.25%
Class I Shares	None
Class P Shares	0.55%

Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and 12b-1 fees may cost investors more than paying other types of sales charges. With respect to Shares purchased through the Fund’s Transfer Agent, Ultimus, the 12b-1 fees may be paid to third party providers for marketing and distributions expenses, subject to Board approval. Additional Information

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Selected Dealers.

Financial Highlights

Because the Fund has only recently commenced operations, no financial highlights are available for the Fund at this time. In the future financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE

FACTS	WHAT DOES ATLAS U.S. GOVERNMENT MONEY MARKET FUND DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason the Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call (855) 969-8440

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     open an account or give us contact information

●     provide account information or give us your income information

●     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● The Fund does not jointly market.

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Buchanan Office Center

Road 165 #40, Suite 201

Guaynabo, Puerto Rico 00968

(787) 781-1301

INVESTMENT ADVISER Atlas Asset Management, LLC Buchanan Office Center Road 165 #40, Suite 201 Guaynabo, Puerto Rico 00968	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

TRANSFER AND DIVIDEND DISBURSING AGENT AND ADMINISTRATOR Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-0707	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

LEGAL COUNSEL Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215	DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd St., Suite 100 Elkhorn, NE 68022-3474

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at (855) 969-8440 or write to the Fund at Atlas U.S. Government Money Market Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s Prospectus, SAI, annual and semi-annual reports free of charge from the Fund’s website at www.atlas-am.com.

Investment Company Act File No. 811-24068